EXHIBIT 99.1


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The accompanying unaudited pro forma consolidated statement of operations for the six months ended June 30, 2007 is presented to reflect the acquisition (the "Acquisition") of ResortQuest International, Inc. ("ResortQuest Mainland") as if it had occurred on January 1, 2006. Certain of the pro forma adjustments reflect a preliminary allocation of the purchase price and necessarily involve certain estimates. The Company has not finalized its allocation of the purchase price. When finalized, any changes to the preliminary purchase price allocation could result in changes to property and equipment, intangible assets and/or goodwill; any such changes are not expected to be material to the Company.

         The accompanying unaudited pro forma consolidated statement of operations should be read in conjunction with the Company's historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the period ended June 30, 2007, and the historical combined financial statements and notes thereto of ResortQuest Mainland, which were previously filed by the Company on Form 8-K/A dated June 15, 2007. The unaudited pro forma consolidated financial statement is presented for informational purposes only and is not necessarily indicative of actual results had the acquisition of ResortQuest Mainland occurred as described in the preceding paragraph, nor does it purport to represent results of future operations.








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


Leucadia National Corporation and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2007
(In thousands, except per share amounts)


                                                                       ResortQuest
                                                                       Mainland
                                                                       Historical
                                                                       for the five
                                                          Leucadia     months ended   Pro Forma     Pro Forma
                                                         Historical    May 31, 2007   Adjustments   As Adjusted
                                                         -----------   -----------    -----------   -----------
REVENUES AND OTHER INCOME:
 Manufacturing                                            $ 206,992     $    --        $    --       $ 206,992
 Telecommunications                                         143,715          --             --         143,715
 Property management & service fees                          18,345        62,837           --          81,182
 Investment and other income                                105,976           276           --         106,252
 Net securities gains                                        66,161          --             --          66,161
                                                          ---------     ---------      ---------     ---------
                                                            541,189        63,113           --         604,302
                                                          ---------     ---------      ---------     ---------

EXPENSES:
 Cost of sales:
   Manufacturing                                            173,519          --             --         173,519
   Telecommunications                                       121,844          --             --         121,844
 Direct operating expenses for property management
   and services                                              11,890        53,145           --          65,035
 Interest                                                    46,912        12,323        (12,323)(a)    47,245
                                                                                             333 (b)
 Salaries and incentive compensation                         40,372          --            3,681 (c)    44,053
 Depreciation and amortization                               12,879         3,391         (1,387)(d)    15,238
                                                                                             355 (e)
 Selling, general and other expenses                        105,958        13,212         (3,681)(c)   115,489
 Impairment of long-lived assets                               --          57,561        (57,561)(f)       --
                                                          ---------     ---------      ---------   -  --------
                                                            513,374       139,632        (70,583)      582,423
                                                          ---------     ---------      ---------   -  --------

 Income (loss) from continuing operations before
  income taxes & equity in income of
  associated companies                                       27,815       (76,519)        70,583        21,879
Income taxes                                                 11,118           691         (3,025)(g)     8,784
                                                          ---------     ---------      ---------     ---------
 Income (loss) from continuing operations before equity
  in income of associated companies                          16,697       (77,210)        73,608        13,095
Equity in income of associated companies, net
  of taxes                                                   17,479          --             --          17,479
                                                          ---------     ---------      ---------     ---------
Income (loss) from continuing operations                  $  34,176     $ (77,210)     $  73,608     $  30,574
                                                          =========     =========      =========     =========

Basic earnings per common share:
  Income from continuing operations                       $    0.16                                  $    0.14
  Number of shares used in calculation                      216,491                                    216,491

Diluted earnings per common share:
  Income from continuing operations                       $    0.16                                  $    0.14
  Number of shares used in calculation                      216,912                                    216,912




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


        Notes to Unaudited Pro Forma Consolidated Statement of Operations

         The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2007 has been prepared assuming the Acquisition had occurred on January 1, 2006 and reflect the effects of certain adjustments to the historical consolidated financial statements that result from the Acquisition.

         The following notes pertain to the unaudited pro forma consolidated financial statement:

         (a) Represents the adjustment to eliminate the historical interest expense related to the payable to Gaylord Hotels, Inc., as this liability is not being assumed in the Acquisition.
         (b) Represents the interest expense related to the $8,000,000 10% four-year promissory note payable by a subsidiary of the Company as part of the purchase consideration.
         (c) Represents a reclassification of ResortQuest Mainland operating expenses to be consistent with the Company's classification.
         (d) Represents the elimination of historical amortization expenses related to intangible assets that were eliminated as part of the Company's preliminary purchase price allocation.
         (e) Represents the depreciation and amortization expense related to the fair value of property and equipment and intangible assets acquired, based on the preliminary allocation of the purchase price.
         (f) Represents the adjustment to eliminate the historical impairment of goodwill and intangible assets of ResortQuest Mainland which were not recorded as part of the preliminary purchase price allocation.
         (g) Represents the adjustment to the provision for income taxes to reflect the impact of ResortQuest Mainland's pre-tax results at the Company's marginal federal and state income tax rate.






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